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                                                                    EXHIBIT 10.5

                              SIXTH AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT


          This Sixth Amendment to Loan and Security Agreement (this "Amendment"), is made and entered into effective as of the 30th day of June, 1998 by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender") and AMERITRUCK DISTRIBUTION CORP., a Delaware corporation ("Borrower"). This Amendment modifies and amends that certain Loan and Security Agreement, dated May 5, 1997, between Lender and Borrower (the "Agreement").
All terms used herein with initial capital letters, unless otherwise specifically defined herein, shall have the same meanings as set forth in the Agreement. All references to the Agreement shall include the Schedule.

                               R E C I T A L S:

          WHEREAS, Borrower has informed Lender that an Overline in the amount of Five Million Seven Hundred Thirty Thousand Dollars ($5,730,000) exists as a result of the reappraisal of the Equipment of the Loan Parties;

          WHEREAS, in connection therewith, Borrower has requested that Lender temporarily permit the Overline to remain outstanding;

          WHEREAS, Lender has agreed to temporarily permit the Overline to remain outstanding as provided herein;

          NOW, THEREFORE, in consideration of the foregoing premises and other valuable consideration, the parties hereto agree as follows:

          1.    Amendment.  The Agreement is amended as follows:
                ---------
          (a) Section 1.3 of the Agreement shall be amended and restated in its entirety as follows:

          "1.3  Overlines.  If at any time or for any reason the outstanding
                ---------
     amount of advances made pursuant hereto exceeds any of the dollar or percentage limitations contained in the Schedule (any such excess, an "Overline"), then Borrower shall, upon Lender's demand, immediately pay to Lender, in cash, the full amount of such Overline; provided, that if the
                                                        --------
     amount of such Overline is less than Five Hundred Thousand Dollars ($500,000), Borrower shall pay to Lender, in cash, the full amount of such Overline within five (5) Business Days following demand by Lender; provided
                                                                        --------
     further, that the Overline in the amount of Five Million Seven Hundred
     -------
     Thirty Thousand Dollars ($5,730,000) (the "Temporary Overline") arising as a result of the reappraisal of the Equipment of the Loan Parties by Taylor & Martin pursuant to the Appraisal dated June 2, 1998 may remain outstanding until the
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     "Temporary Overline Expiration Date" (as defined below), at which time the
     Temporary Overline shall be immediately due and payable. "Temporary Overline Expiration Date" means the earlier of (A) July 31, 1998 and (B) the date either Congress Financial Corporation (Southwest) and/or Madeline, L.L.C. terminate the Commitment Letter dated June 19, 1998 issued by them to Borrower. Without limiting Borrower's obligation to repay to Lender on demand the amount of any Overline, Borrower agrees to pay Lender interest on the outstanding principal amount of any Overline, on demand, at the rate set forth on the Schedule."

          (b) The first section of Section 3.1(A) of the Schedule to the Agreement is amended and restated in its entirety as follows:

     INTEREST AND FEES (SECTION 3.1):

                            A.   INTEREST.
                                 --------

                            (i) The Revolving Loans shall bear interest on the unpaid principal amount thereof from the date such Revolving Loans are made and until paid in full at one of the following rates, as selected by Borrower from time to time as provided in this Section 3.1:

                                 (a)  Base Rate Option.  That portion of the
                                      ----------------
                                      outstanding principal balance of the
                                      Revolving Loan subject to this option
                                      shall bear interest at a fluctuating rate per annum equal to (A) if the Second Additional Availability Period has not ended, the Base Rate plus one and three-quarters percent (1.75%) and (B) the Base Rate plus three-quarters of one percent (0.75%) at all other times; and

                                 (b)  LIBOR Rate Option.  That portion of the
                                      -----------------
                                      outstanding principal balance of the
                                      Revolving Loan subject to this option
                                      shall bear interest at a fixed rate per
                                      annum equal to (A) if the Second
                                      Additional Availability Period has not
                                      ended, the LIBOR Rate applicable to such LIBOR Rate Portion plus three and three-quarters percent (3.75%) and (B) the LIBOR Rate applicable to such LIBOR Rate

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                                      Portion plus two and three-quarters
                                      percent (2.75%) at all other times;

                                      provided, that at all times on and after
                                      --------
                                      July 1, 1998 that any portion of the
                                      Temporary Overline (as defined in Section
                                      1.3) is outstanding, the outstanding
                                      principal balance of the Revolving Loan
                                      shall bear additional interest, in
                                      addition to the interest set forth above, of one percent (1%) per annum.

          2.  Confirmation of Liens. This Amendment in no way acts as a release
              ---------------------
or relinquishment of any of the liens, security interests, rights or remedies securing payment of the Loans or of the enforcement thereof. Such liens, security interests, rights and remedies are hereby ratified, confirmed, preserved, renewed and extended by Borrower in all respects.

          3.  Reaffirmation of the Loan Documents. All terms, conditions and
              -----------------------------------
provisions of the Agreement and the other Loan Documents are hereby reaffirmed and continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. Without limiting the foregoing, Borrower reaffirms its obligation to pay a Early Termination Fee of Two Hundred Thousand Dollars ($200,000) in accordance with the terms of the Loan Agreement in the event the Obligations are refinanced.

          4.  Representations and Warranties. Borrower represents and warrants
              ------------------------------
to Len that the execution and delivery by Borrower of this Amendment has been duly and properly made and authorized. The Loan Documents and this Amendment each constitute valid and binding obligations of Borrower, enforceable in accordance with their respective terms.

          5.  Benefit of the Amendment. The terms and provisions of this
              ------------------------
Amendment and the other Loan Documents shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower shall not have any right to assign its rights under this Amendment or any of the Loan Documents or any interest therein without the prior written consent of Lender.

          6.  Choice of Law. The Loan Documents and this Amendment shall be
              -------------
performed and construed in accordance with the laws of the State of Arizona.

          7.  Entire Agreement. Except as modified by this Amendment, the Loan
              ----------------
Documents remain in full force and effect. The Loan Documents, as modified by this Amendment, embody the entire agreement and understanding between Borrower and Lender, and supersede all prior agreements and understandings between said parties relating to the subject matter thereof.

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          8.  Counterparts; Telecopy Execution. This Amendment may be executed
              --------------------------------
in any number of separate counterparts, each of which, when taken together, shall constitute one and the same agreement, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day, month, and year first above written.


                             FINOVA CAPITAL CORPORATION, a Delaware
                             corporation



                             By
                               ---------------------------------------
                             Name
                                 -------------------------------------
                             Title
                                  ------------------------------------



                             AMERITRUCK DISTRIBUTION CORP., a
                             Delaware corporation


                             By
                               ---------------------------------------
                             Name
                                 -------------------------------------
                             Title
                                  ------------------------------------

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                          REAFFIRMATION OF GUARANTORS


                              DATED JUNE 30, 1998


          Each of the undersigned hereby (i) confirms that it has read the foregoing Sixth Amendment, and (ii) reaffirms its obligations under the Continuing Guaranty that it executed in favor of FINOVA Capital Corporation.


                                 AMERITRUCK EQUIPMENT CORP.
                                 AMERITRUCK LOGISTICS SERVICES, INC.
                                 AMERITRUCK REFRIGERATED TRANSPORT, INC.
                                 CMS TRANSPORTATION SERVICES, INC.
                                 KTL, INC.
                                 SCALES TRANSPORTATION CORPORATION
                                 SCALES LEASING COMPANY, INC.
                                 W&L SERVICES CORP.
                                 W&L MOTOR LINES, INC.
                                 AMERITRUCK OPERATIONS SERVICES, INC.
                                 BEST WAY MOTOR LINES, INC.
                                 PRO-TRANS SERVICES, INC.



                                 By
                                   ----------------------------------------
                                 Name
                                     --------------------------------------
                                 Title
                                      ------------------- of each Guarantor